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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549







                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




         Date of Report                                     April 18, 1995
(Date of earliest event reported)




                          DEKALB Genetics Corporation
            (exact name of registrant as specified in its charter)




                                   Delaware
                (State or other jurisdiction of incorporation)





        0-17005                                              36-3586793
(Commission File Number)                                   (IRS Employer
                                                       Identification Number)





3100 Sycamore Road, DeKalb, Illinois                            60115
(Address of principal executive offices)                      (Zip Code)





                                 815-758-3461
             (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

(a) The work of independent accountants, Coopers & Lybrand, L.L.P., was terminated on April 18, 1995. The Audit Committee of the Board of Directors of DEKALB Genetics Corporation approved management's decision to bid the audit at its April 10, 1995 meeting.

(b) During the two most recent fiscal years and interim period subsequent to February 28, 1995, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Cooper & Lybrand's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) Coopers & Lybrand, L.L.P. has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the registrant herein. A copy of such letter is attached to this form 8-K as Exhibit 16.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.





                                                 DEKALB Genetics Corporation





Date:  April 18, 1995                    By:    Bruce P. Bickner
                                                Bruce P. Bickner, Chairman
                                                and Chief Executive Officer





Date:  April 18, 1995                     By:   Thomas R. Rauman
                                              Thomas R. Rauman, Vice-President
                                                and Chief Financial Officer
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                                                        EXHIBIT 16


Coopers & Lybrand L.L.P.                         April 24, 1995


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by DEKALB Genetics Corporation, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of April, 1995. We agree with the statement concerning our Firm in such Form 8-K.



Very truly yours,


Coopers & Lybrand L.L.P.